UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant [X]
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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a‑12

FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
	(4)	Proposed maximum aggregate value of transaction:
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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FINANCIAL INVESTORS TRUST
ALPS|Red Rocks Listed Private Equity Fund

June 11, 2015
Dear Shareholders:
The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of the ALPS|Red Rocks Listed Private Equity Fund (the “Fund”), a series of Financial Investors Trust (the “Trust”), at a meeting to be held on July 7, 2015.  Please review the Proxy Statement and cast your vote on the proposal.  After consideration of the proposal, the Board of Trustees of the Fund has unanimously approved the proposal.  The Board of Trustees of the Fund recommends that you vote FOR the proposal.
Red Rocks Capital LLC (“Red Rocks”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.  On April 6, 2015, Red Rocks entered into an agreement pursuant to which it is expected to become a wholly-owned subsidiary of ALPS Advisors, Inc. (the “Transaction”).  The completion of the Transaction, which is expected to occur on a date in the second half of 2015 (the “Closing Date”), will result in an assignment and termination of the Fund’s current sub-advisory agreement with Red Rocks.   In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Fund has reviewed and approved a new sub-advisory agreement among the Trust, Red Rocks and ALPS Advisors, Inc. (the “New Agreement”). If approved by shareholders of the Fund and provided that other conditions to closing are satisfied or waived, the New Agreement will take effect on the Closing Date, and will allow Red Rocks to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the current sub-advisory agreement.
To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement.  Under the New Agreement, Red Rocks will continue to provide investment advisory services to the Fund, subject to the oversight of ALPS Advisors, Inc. and the Board of Trustees, under terms that are similar in all material respects to the current sub-advisory agreement and for the same fees that are currently in effect.
The Fund’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of Red Rocks who provide services to the Fund are expected to continue to do so.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement.  Approval of the New Agreement will neither alter the number of shares you own in the Fund nor cause a change to the advisory fee rate payable to Red Rocks.
THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL.
Your vote is important no matter how many shares you own.  The proxy documents explain the proposal in detail, and we encourage you to review the proxy documents.  Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions.  You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear.  If you have any questions about the proposal or the voting instructions, you may call Broadridge Financial Solutions, Inc. (“Broadridge”), our proxy solicitation firm, at 1-800-690-6903.
Very truly yours,
/s/ Edmund J. Burke
Edmund J. Burke
 Chairman of the Board and President of Financial Investors Trust

FINANCIAL INVESTORS TRUST
ALPS|Red Rocks Listed Private Equity Fund
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held On
July 7, 2015
1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577
To the Shareholders:
NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the ALPS|Red Rocks Listed Private Equity Fund (the “Fund”) will be held in the offices of ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), at 1290 Broadway, Suite 1100, Denver, Colorado, on July 7, 2015 at 10:00 a.m. Mountain time.
As described in further detail in the enclosed Proxy Statement, Red Rocks Capital LLC (“Red Rocks”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.
On April 6, 2015, Red Rocks entered into an agreement pursuant to which it is expected to become a wholly-owned subsidiary of ALPS Advisors, Inc. (the “Transaction”).  The completion of the Transaction, which is expected to occur on a date in the second half of 2015 (the “Closing Date”), will result in an assignment and termination of the Fund’s current sub-advisory agreement with Red Rocks.   In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Fund has reviewed and approved a new sub-advisory agreement among the Trust, Red Rocks and ALPS Advisors, Inc. (the “New Agreement”). If approved by shareholders of the Fund and provided that other conditions to closing are satisfied or waived, the New Agreement will take effect on the Closing Date, and will allow Red Rocks to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the current sub-advisory agreement.

At the Meeting, Fund shareholders will be asked to act upon the following:
1.	To approve a new Investment Sub-Advisory Agreement among Financial Investors Trust (the “Trust”), on behalf of the Fund, ALPS Advisors and Red Rocks (the “Proposal”).
2.	To transact such other business as may properly come before the Meeting and any adjournments thereof
THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.
Any shareholder who owned shares of the Fund as of the close of business on May 8, 2015 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.  Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Meeting.
YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.
You are cordially invited to attend the Meeting.  If you attend the Meeting, you may vote your shares in person.  However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.  We ask your cooperation in voting your proxy promptly.
By order of the Board of Trustees of Financial Investors Trust,
on behalf of the ALPS|Red Rocks Listed Private Equity Fund
/s/ David T. Buhler
David T. Buhler
 Secretary
June 11, 2015

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on July 7, 2015 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at www.proxyvote.com. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-800-690-6903.  You may also call for information on how to obtain directions to be able to attend the Meeting in person.  Copies of the Fund’s annual report have previously been mailed to Shareholders.  This Proxy Statement should be read in conjunction with the Fund’s annual report.  You may request a copy of the annual report by calling 1-866-759-5679 or by visiting the Fund’s website at www.alpsfunds.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote.  Your vote is important.
QUESTIONS AND ANSWERS
Q.  What is happening?
A.  Red Rocks Capital LLC (“Red Rocks”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.
On April 6, 2015, Red Rocks entered into an agreement pursuant to which it is expected to become a wholly-owned subsidiary of ALPS Advisors, Inc. (the “Transaction”).  The completion of the Transaction, which is expected to occur on a date in the second half of 2015 (the “Closing Date”), will result in an assignment and termination of the Fund’s current sub-advisory agreement with Red Rocks (the “Current Agreement”).   In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Fund has reviewed and approved a new sub-advisory agreement among the Trust, Red Rocks and ALPS Advisors, Inc. (the “New Agreement”). If approved by shareholders of the Fund, the New Agreement will take effect on the Closing Date, and will allow Red Rocks to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the current sub-advisory agreement.
To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement.  Under the New Agreement, Red Rocks will continue to provide investment advisory services to the Fund, subject to the oversight of ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”) and the Board of Trustees, under terms that are similar in all material respects to the Current Agreement and for the same fees that are currently in effect.
The Fund’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of Red Rocks who provide services to the Fund are expected to continue to do so.   However, there can be no assurance that any particular employee of AAI or of Red Rocks will choose to remain in their current place of employment in the future.

Q.  What proposal am I being asked to vote on?
A.  At the Meeting, you will be asked to act upon the following:
1.  To approve a new Investment Sub-Advisory Agreement among Financial Investors Trust (the “Trust”), on behalf of the Fund, ALPS Advisors and Red Rocks (the “Proposal”).
2.  To transact such other business as may properly come before the Meeting and any adjournments thereof.
Q.  Why are you sending me this information?
A.  You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.
Q.  How will the Transaction or the approval of the New Agreement affect me as a Fund Shareholder?
A.  The Fund’s investment objective and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in the Fund.  The terms of the New Agreement are the same as the Current Agreement in all material respects except for the new commencement date and initial term. The advisory fee rates payable to Red Rocks will remain the same as under the Current Agreement.  If approved by the shareholders, the New Agreement will have an initial two-year term and will be subject to annual renewal thereafter.  The Red Rocks portfolio managers who currently manage the Fund are expected to continue to manage the Fund under the New Agreement.  The Fund is also expected to enter into a fee waiver letter agreement with ALPS Advisors and Red Rocks with substantially similar material terms as the fee waiver letter agreement currently in place.  The new fee waiver letter agreement will continue through the second anniversary of the Closing Date, which anniversary is expected to occur in the second half of 2017.
Q.  Will the Fund’s name change?
A.  No.  The Fund’s name will not change.
Q.  Has the Board of Trustees approved the New Agreement and how do the Trustees of the Fund recommend that I vote?
A.  The Board of Trustees unanimously approved the New Agreement at a meeting held on April 22, 2015, and recommends that you vote FOR the proposal.

Q.  Who will bear the costs related to this proxy solicitation?
A.  ALPS Advisors, Red Rocks and/or an affiliate thereof have agreed to bear any such costs.
Q.  Who is entitled to vote?
A.  If you owned shares of the Fund as of the close of business on May 8, 2015 (the “Record Date”), you are entitled to vote.
Q.  When and where will the Meeting be held?
A.  The Meeting will be held at the offices of ALPS Advisors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado, on July 7, 2015 at 10:00 a.m. Mountain time.
Q.  How do I vote my shares?
A.  For your convenience, there are several ways you can vote:
By Mail:  Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;
By Telephone:  Call the number printed on the enclosed proxy card(s);
By Internet:  Access the website address printed on the enclosed proxy card(s); or
In Person:  Attend the Meeting as described in the Proxy Statement.

Q.  What vote is required to approve the New Agreement?
A.   Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.
Q.  What will happen if shareholders of the Fund do not approve the New Agreement?
A.   The closing conditions to the Transaction include the approval by the Fund’s Board of Trustees and shareholders of the New Agreement and that assets under management by Red Rocks (including assets attributable to funds that license its proprietary indices) meet a minimum threshold. If any closing condition is not satisfied or waived, the Transaction will not be completed. If the Transaction is not completed for any reason, the Current Agreement will remain in effect in accordance with its terms.

Q.  What happens if I sign and return my proxy card but do not mark my vote?
A.   Your proxy will be voted in favor of the proposal.
Q.  May I revoke my proxy?
A.   You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy.   You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.
Q.  How can I obtain a copy of the Fund’s annual or semi-annual report?
A.   If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call 1-866-759-5679, or write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201.  The reports will be furnished free of charge.
Q.  Whom should I call for additional information about this Proxy Statement?
A.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 1-800-690-6903.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.
(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
(2) Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.
(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS TRUST
ALPS|Red Rocks Listed Private Equity Fund
PROXY STATEMENT
for the Special Meeting of Shareholders
 to be held on July 7, 2015
1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Financial Investors Trust (the “Trust”), on behalf of the ALPS|Red Rocks Listed Private Equity Fund (the “Fund”), to be used at the special meeting of shareholders (the “Shareholders”) of the Fund to be held in the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado on July 7, 2015 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).
Solicitation of Proxies
The solicitation of proxies for use at the Meeting is being made primarily by the Fund via the mailing on or about June 11, 2015 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card.  Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Fund, (ii) by officers, employees and agents of the Fund’s investment adviser, ALPS Advisors, Inc. (“AAI” or “ALPS Advisors”), the Fund’s sub-adviser, Red Rocks Capital LLC (the “Sub-adviser” or “Red Rocks”) and/or their affiliates and (iii) by officers, employees and agents of the Fund’s administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates.  Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.
At the Meeting, Fund shareholders will be asked to act upon the following:
1.  To approve a new Investment Sub-Advisory Agreement among Financial Investors Trust, on behalf of the ALPS|Red Rocks Listed Private Equity Fund, ALPS Advisors, Inc. and Red Rocks Capital LLC (the “Proposal”).

2.  To transact such other business as may properly come before the Meeting and any adjournments thereof.
The Board of Trustees has set the close of business on May 8, 2015 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting.  The vote for the Proposal will be at the Fund level, meaning that Class A, Class C, Class I and Class R Shareholders will vote together The number of Fund shares issued and outstanding as of the Record Date is as follows:
Class	Number of Shares Outstanding
Class A	27,136,747
Class C	2,727,880
Class I	39,566,613
Class R	293,274
Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

GENERAL OVERVIEW
The Transaction
Red Rocks serves as the sub-adviser to the ALPS|Red Rocks Listed Private Equity Fund (the “Fund”) and is responsible for the day-to-day management of the Fund’s assets.
Red Rocks Capital LLC (“Red Rocks”) serves as the sub-adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.  On April 6, 2015, Red Rocks entered into an agreement pursuant to which it is expected to become a wholly-owned subsidiary of ALPS Advisors, Inc. (the “Transaction”).  The completion of the Transaction, which is expected to occur on a date in the second half of 2015 (the “Closing Date”), will result in an assignment and termination of the Fund’s current sub-advisory agreement with Red Rocks (the “Current Agreement”).   In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Fund has reviewed and approved a new sub-advisory agreement among the Trust, Red Rocks and ALPS Advisors, Inc. (the “New Agreement”). If approved by shareholders of the Fund and provided that other conditions to closing are satisfied or waived, the New Agreement will take effect on the Closing Date, and will allow Red Rocks to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the Current Agreement.
To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement.  Under the New Agreement, Red Rocks will continue to provide investment advisory services to the Fund, subject to the oversight of ALPS Advisors and the Board of Trustees, under terms that are similar in all material respects to the Current Agreement and for the same fees that are currently in effect.
New Agreement
To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement.  Under the New Agreement, Red Rocks will continue to provide investment advisory services to the Fund, subject to the oversight of ALPS Advisors and the Board of Trustees, under terms that are similar in all material respects to the Current Agreement and for the same fees that are currently in effect.
The Fund’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of Red Rocks who provide services to the Fund are expected to continue to do so.   However, there can be no assurance that any particular employee of AAI or of Red Rocks will choose to remain in their current place of employment in the future.

AAI currently serves as investment adviser to the Fund.  The Transaction will not affect the Trust’s investment advisory agreement with AAI, and if the New Agreement is approved by the Fund’s shareholders, AAI will continue as the investment adviser to the Fund.
The composition of the Board of Trustees of the Fund will not be changed as a direct result of the New Agreement, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund.  AAI is not proposing any changes to these existing service providers at this time.
PROPOSAL:  APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT
Shareholders of the Fund are being asked to approve a new Investment Sub-advisory Agreement among the Trust, on behalf of the Fund, AAI and Red Rocks.   Approval of the New Agreement is being sought so that the operation of the Fund can continue without interruption.
Board Approval and Recommendation
On April 22, 2015, the Board of Trustees of the Fund, including a majority of the Independent Trustees: (i) unanimously approved the New Agreement and (ii) unanimously recommended that Shareholders of the Fund approve the New Agreement.  A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”
Description and Comparison of Current and New Agreements
The form of the New Agreement is set forth in Exhibit A to this Proxy Statement.  The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A.  Exhibit B to this Proxy Statement shows:
●	the date of the Current Agreement;
●	the date on which the Current Agreement was last approved by the Board;
●	the advisory fee rate under the Current Agreement;
●	the aggregate amount of Red Rocks’ sub-advisory fee and the amount and purpose of any other payments by the Fund or AAI to Red Rocks, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended October 31, 2014; and

●	whether Red Rocks has waived, reduced or otherwise agreed to reduce its compensation with respect to the Fund under any applicable contract.
Except as described below, the New Agreement will be similar in all material respects to the Current Agreement.
Services Provided
Under the terms of the Current Agreement, Red Rocks is responsible for the creation of an investment program for the Fund in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time.
Red Rock’s responsibilities and obligations under the New Agreement will be substantively identical to those under the Current Agreement.
Compensation
Under the terms of the Current Agreement, Red Rocks is entitled to receive from ALPS Advisors an annual management fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month in the amount of two-thirds (“2/3” or “66.6%”) of the management fee paid by the Fund to ALPS Advisors of the Fund’s daily net assets during the month.  Because the annual advisory fee rate payable by the Fund to ALPS Advisors is 0.85% (as a percentage of the Fund’s daily net assets), the advisory fee rate payable to Red Rocks, as calculated, is effectively 0.57% as a percentage of the Fund’s daily net assets.
The advisory fee rate payable to Red Rocks under the New Agreement will be identical to the fee rate payable under the Current Agreement.
Liability of Red Rocks, Board or Shareholders
Under the terms of the Current Agreement, Red Rocks shall not be liable for any error of judgment or for any loss suffered by the Fund or ALPS Advisors in connection with performance of its obligations under the Current Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Red Rocks’ part in the performance of its duties or from reckless disregard of its obligations and duties under the Current Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.
The New Agreement will provide for limitations of liability substantively identical to those described above.

Term and Termination
The Current Agreement provides for an initial term of two (2) years, with annual renewal thereafter only if such continuance is specifically approved at least annually in conformance with the Investment Company Act of 1940, as amended.  The Current Agreement may be terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (c) by ALPS Advisors or Red Rocks at any time, without the payment of any penalty, on 90 days’ written notice to the other parties. The Current Agreement shall also terminate automatically in the event of its assignment.
The New Agreement will have a term substantively identical to the Current Agreement (i.e., an initial term of two (2) years, with annual renewal thereafter subject to approval).  The commencement date of the New Agreement is expected to be the Closing Date.
Required Quorum and Vote
The presence in person or by proxy of one-third of the Trust’s shares that are entitled to vote constitutes a quorum (which will allow for the transaction of business at the Meeting).
Assuming a quorum is present, approval of the New Agreement separately requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The vote for the Proposal will be at the Fund level, meaning that Class A, Class C, Class I and Class R Shareholders will vote together.
Effect if the Proposal is Not Approved
The closing conditions to the Transaction include the approval by the Fund’s Board of Trustees and shareholders of the New Agreement and that assets under management by Red Rocks (including assets attributable to funds that license its proprietary indices) meet a minimum threshold. If any closing condition is not satisfied or waived, the Transaction will not be completed. If the Transaction is not completed for any reason, the Current Agreement will remain in effect in accordance with its terms.
THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

EVALUATION BY THE BOARD
Summary of Board Meeting and Considerations
The Board of Trustees met in person on April 22, 2015 to evaluate, among other things, the Transaction, Red Rocks, and to determine whether approving the New Agreement was in the best interests of the Fund’s Shareholders.   At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.
In their consideration of the New Agreement, the Board and its counsel reviewed materials furnished by ALPS Advisors, ALPS Fund Services, Inc., and Red Rocks, communicated with senior representatives of Red Rocks regarding its personnel, operations and financial condition.  The Board also reviewed the terms of the Transaction and the New Agreement, and considered their possible effects on the Fund and its Shareholders.
During this meeting, the representatives of Red Rocks indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Fund; and (ii) the capability of Red Rocks to continue to provide the same level of advisory services to the Fund.  Those representatives indicated that they believed that the Transaction may provide certain benefits to the Fund, but also indicated that there could be no assurance as to any particular benefits that may result.
In connection with the Board’s recommendation that Shareholders approve the New Agreement, the Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:
(i) the assurances from Red Rocks that the manner in which the Fund’s assets are managed will not change in any material manner, that the personnel who currently manage the Fund’s assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund;
(ii) the fact that the material terms of the New Agreement, including the fees payable by ALPS Advisors, are substantively identical to the material terms of the Current Agreement;
(iii) the agreement by Red Rocks and ALPS Advisors to cause the Fund’s current fee waiver/expense reimbursement arrangement to continue through the second anniversary of the Closing Date, which anniversary is expected to occur in the second half of 2017;

(iv) the history, reputation, qualifications and background of Red Rocks and its key personnel;
(v) the fact that Fund Shareholders will  not bear any costs in connection with the Transaction, insofar as ALPS Advisors, Red Rocks, and their affiliates thereof have agreed to pay such expenses, including proxy solicitation expenses;
(vi) information provided by representatives of Red Rocks regarding the anticipated impact of the Transaction; and
(vii) other factors described in greater detail below.
Board Consideration of the New Agreement
The 1940 Act requires that the Board of Trustees of the Fund review the Fund’s advisory contracts and consider whether to approve them or to recommend that shareholders approve them.
In anticipation of the Board’s meeting on April 22, 2015, and as part of the process to consider the New Agreement, legal counsel to the Independent Trustees requested certain information from Red Rocks. In response to these requests, the Independent Trustees received reports from Red Rocks that addressed specific factors to be considered by the Board.  The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as a memorandum regarding the Board’s responsibilities pertaining to particular considerations with respect to the New Agreement arising from the change of control of Red Rocks.
At the April 22, 2015 meeting, the Trustees discussed with Red Rocks its general plans and intentions regarding the Fund.  The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of Red Rocks in connection with the Transaction, including the anticipated senior management structure.  The Independent Trustees met to consider ALPS Advisors’ and Red Rocks’ recommendations as to the approval of the New Agreement.  Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that its approval was in the best interests of the Fund and its Shareholders.
In voting to approve the New Agreement, the Board did not identify any single factor as all-important or controlling.  The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered.  The Board considered whether the New Agreement would be in the best interests of the Fund and its Shareholders, based on:  (i) the nature, extent and quality of the services to be provided under the New Agreement; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund (including management fees and other expenses), the fees indirectly charged by Red Rocks to the Fund and to its other clients, and projected profits to be realized by Red Rocks and its affiliates from their relationships with the Fund; (iv) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of Shareholders; (v) potential fall-out benefits to Red Rocks from its relationships with the Fund; and (vi) other general information about Red Rocks.  The following is a summary of the Board’s consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund under the New Agreement.  The Trustees reviewed certain background materials supplied by Red Rocks, including their Form ADV.
The Board reviewed and considered Red Rocks’ investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Red Rocks, and reviewed the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.  The Board also reviewed the research and decision-making processes utilized by Red Rocks, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.
The Board also reviewed certain compliance-related materials and noted that they have received reports on advisory services and compliance matters from Red Rocks at each regular Board meeting throughout the year.
Investment Performance
The Board reviewed performance information for the Fund for the 1-year, 2-year and 3-year periods ended December 31, 2014.  The review included a comparison of the Fund’s performance to the performance of a group of comparable funds selected by an independent provider of research data.  The Trustees noted that the Fund had favorable performance for each of these periods when compared against its peer universe average as identified by the independent provider of research data.  The Board also considered Red Rocks’ performance and reputation generally and its investment techniques, risk management controls and decision-making processes.
Fees and Expenses
The Board reviewed and considered (a) the contractual annual advisory fee rate to be paid by the Trust, on behalf of the Fund, to ALPS Advisors and (b) the contractual sub-advisory fee rate to be paid by ALPS Advisors to Red Rocks, in light of the extent and quality of the advisory services provided by ALPS Advisors and Red Rocks to the Fund.

Based on such information, the Board further determined that the contractual annual advisory fees, inclusive of the sub-advisory fees to be paid by ALPS Advisors to Red Rocks, and taking into account the contractual fee waivers in place, are generally lower than the peer universe median or within an acceptable range of the peer universe median.  The Board also determined that the Fund’s total expenses, on a class-by-class basis, were generally lower than the peer universe median, or within an acceptable range thereof.
Projected Profitability and Costs of Services to Red Rocks
The Trustees received and considered a projected profitability analysis prepared by Red Rocks based on the fees payable under the New Agreement, and also considered information regarding the financial condition of Red Rocks.  In assessing the projected profitability analysis, the Board noted that the Fund’s total fees and expenses were within an acceptable range of the median expenses of comparable funds identified by the independent provider of investment company data.
Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale
The Trustees considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.  The Trustees also considered whether any fall-out benefits or any other direct or indirect benefits would accrue to Red Rocks from its relationship with the Fund.   The Board also reviewed and considered any other benefits derived or to be derived by Red Rocks from its relationship with the Fund, including soft dollar arrangements.
Based on its evaluation of the aforementioned considerations, the Board unanimously voted to approve the New Agreement, and to recommend to the Shareholders of the Fund that they approve the New Agreement.
Section 15(f) of the 1940 Act
Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.
First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.
The Board intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act.  The Board has not been advised by Red Rocks or ALPS Advisors of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund.  At the present time, five (5) of six (6) of the Trustees are classified as Independent Trustees and following the Transaction, all five (5) of the Trustees will continue to be classified as such. In addition, the term of the expense waiver and reimbursement agreement between the Trust, on behalf of the Fund, and Red Rocks will expire, unless terminated earlier by the Board, on August 31, 2017.
INFORMATION ABOUT ALPS ADVISORS, INC.
ALPS Advisors, Inc., subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs. AAI commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. AAI’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
INFORMATION ABOUT RED ROCKS CAPITAL LLC
Red Rocks Capital LLC is engaged to manage the investments of the Fund in accordance with its prospectus and other offering documents, its investment objective, policies and limitations and investment guidelines established by ALPS Advisors and the Board. Red Rocks is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. Red Rocks also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies. Red Rocks’ principal address is 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401. As of March 31, 2015, Red Rocks had approximately $1.34 billion in assets under management.

Information regarding the principal executive officers and directors of Red Rocks and their principal occupations for the past five years is set forth below:
Name and Address*	Principal Occupation	Position(s) with the Fund (if any)
Adam Goldman	Managing Member, Red Rocks Capital	Portfolio Manager
Mark Sunderhuse	Managing Member, Red Rocks Capital	Portfolio Manager
Matt Luoma	Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer, Red Rocks Capital	None
*The business address of each person identified here is 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.
INFORMATION ABOUT OTHER SERVICE PROVIDERS
Investment Adviser, Administrator, Distributor and Transfer Agent
ALPS Advisors, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as investment adviser for the Fund; ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Fund; and ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Fund’s shares.
GENERAL INFORMATION
Ownership of Shares
As of the Record Date, the following shares of beneficial interest were outstanding in each class of the Fund.
ALPS|Red Rocks Listed Private Equity Fund
Class	Number of Shares Outstanding
Class A	27,136,747
Class C	2,727,880
Class I	39,566,613
Class R	293,274

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Fund:
Class	Name and Address of Owner	Number of Shares Owned	% of Class	Type of Ownership
Class A	Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main St San Francisco, CA 94105	4,199,908	15.48%	Beneficial
Class C	Morgan Stanley Smith Barney LLC Attn: Mutual Fund Operations 1 New York Plaza 12th Floor New York, NY 10004	498,813	18.29%	Beneficial
Class C	Merrill Lynch, Peirce, Fenner & Smith 4800 Deer Lake Dr. East FL 1 Jacksonville, FL 32246	638,788	23.42%	Beneficial
Class C	UBS Financial Services, Inc. Attn: Compliance Dept. 1000 Harbor Blvd FL 8 Weehawken, NJ 07086	734,966	26.94%	Beneficial
Class I	Morgan Stanley Smith Barney LLC Attn: Mutual Fund Operations 1 New York Plaza 12th Floor New York, NY 10004	4,314,212	10.90%	Beneficial
Class I	Merrill Lynch, Peirce, Fenner & Smith 4800 Deer Lake Dr. East FL 1 Jacksonville, FL 32246	4,679,175	11.83%	Beneficial
Class I	Charles Schwab & Co., Inc. Attn: Mutual Funds 211 Main St San Francisco, CA 94105	5,428,975	13.72%	Beneficial
Class I	UBS Financial Services, Inc. Attn: Compliance Dept. 1000 Harbor Blvd FL 8 Weehawken, NJ 07086	3,779,046	9.55%	Beneficial
Class R	Sammons Financial Network 4546 Corporate Dr. Ste. 100 West Des Moines, IA 50266	172,156	58.70%	Beneficial
Class R	NFS LLC FBO Jeffery Ostermiller IRA 14194 W 86th Dr Arvada, CO 80005	21,429	7.31%	Beneficial
Class R	NFS LLC FBO Belinda Ostermiller IRA 14194 W 86th Dr Arvada, CO 80005	20,527	7.00%	Beneficial
Class R	NFS LLC FBO Douglas & Lori Zych 76 Meadow Rd Riverside CT 06878	41,584	14.18%	Beneficial

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.
Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.
As of the Record Date, no officer or Trustee of the Fund owns securities of, or has any other material direct or indirect interest in, Red Rocks or any person controlling, controlled by or under common control with Red Rocks.  As of the Record Date, no Trustee of the Fund has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since November 1, 2013, to which Red Rocks was a party.
Other Information
During the most recent fiscal year ended October 31, 2014, no commissions were paid by the Fund to a broker affiliated with AAI or Red Rocks.
Payment of Solicitation Expenses
ALPS Advisors, Red Rocks and/or an affiliate thereof will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, has been engaged to assist in the solicitation of proxies.  The aggregate cost of the proxy solicitation is expected to be approximately $111,000.
Delivery of Proxy Statement
In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 1-800-690-6903.
Other Business
The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals
The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.  By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.
A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.
Reports to Shareholders and Financial Statements
The Annual Report to Shareholders of the Fund (if available), including financial statements of the Fund, have previously been sent to Fund shareholders.  Upon request, the Fund’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost.  To request a report for the Fund, please call 1-866-759-5679, write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201, or visit www.alpsfunds.com.

VOTING INFORMATION
Voting Rights
Only Shareholders of record of the Fund on the Record Date may vote.  Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting.  Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy.  Any proxy may be revoked at any time prior to its use by written notification received by the Fund’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.  Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
For the Proposal, the Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract.  Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal.  A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.
Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present.  “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.  Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and as a consequence, will have the effect of a vote against the Proposal.
Quorum; Adjournment
For the Fund, one-third of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders at the Meeting.  The presence of a quorum alone, however, is not sufficient to approve a proposal (see “Vote Required” below).  In the event a quorum is present at the Meeting, but sufficient votes to approve the proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies may propose one or more adjournments of the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.
Vote Required
Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy.  A self-addressed, postage-paid envelope is enclosed for your convenience.  Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).
Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact Broadridge at 1-800-690-6903 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 6:00 p.m. Eastern time and Saturday, 10:00 a.m. Eastern time to 6:00 p.m. Eastern time.

EXHIBITS TO PROXY STATEMENT
EXHIBIT A:	Form of New Agreement
EXHIBIT B:	Data Current Agreement

EXHIBIT A
Form of New Agreement

INVESTMENT SUBADVISORY AGREEMENT

This Investment Subadvisory Agreement (the “Agreement”) is made as of this [            ], 2015 by and among ALPS Advisors, Inc. (the “Adviser”), Red Rocks Capital LLC (the “Sub-Adviser”), and Financial Investors Trust (the “Trust”).

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement dated as of November 1, 2011, between the Adviser and the Trust, the Adviser acts as investment adviser for the portfolios listed on Appendix A attached hereto (each a “Fund”, and collectively, the “Funds”); and

WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of all or a portion of the assets of the Funds, and the Sub-Adviser is willing to render such investment advisory services.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.            (a)  Subject to supervision and oversight by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall create an investment program for the Fund in accordance with the Fund’s investment objectives, policies and restrictions (the “Investment Strategy”) as stated in such Fund’s Prospectus(es) (such Prospectus(es) and Statement(s) of Additional Information (“SAI”) as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i)        The Sub-Adviser shall implement the Fund’s Investment Strategy, adhering to the specific investment style mandated by the Fund’s Prospectus and SAI.

(ii)        In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees and will conform and comply with the applicable requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(iii)        The Sub-Adviser at its expense will make available to the Trustees of the Funds and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding a Fund and to consult with the Trustees of the Funds and Adviser regarding each Fund’s investment affairs, including economic, statistical and investment matters related to the Sub-Adviser’s duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs.  The Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officers of, the Adviser and the Trust.

(iv)        The Sub-Adviser at its expense will provide the Adviser and/or the Trust’s Chief Compliance Officer with such compliance reports relating to its duties under this Agreement as may be requested from time to time.  Notwithstanding the foregoing, the Sub-Adviser will promptly report to the Adviser and the Trust any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that the Sub-Adviser is or should be aware of or any material violation of the Sub-Adviser’s compliance policies and procedures that pertain to the Funds, as well as any change in portfolio manager(s) of the Funds.

(v)        The Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Investment Advisers Act of 1940, as amended, and has provided the Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption.  Upon request of the Adviser or the Fund, but in any event no less frequently than quarterly, the Sub-Adviser will supply the Adviser and the Fund with a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser’s last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser’s code of ethics are reasonably designed to prevent “access persons” from violating the code of ethics.

(vi)        The Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis.  Adviser will provide such documents to Sub-Adviser in a reasonable timeframe prior to the due date.  In addition, the Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser or the Fund may reasonably request in order to support and facilitate certifications required to be provided by the Trust’s Principal Executive Officer and Principal Accounting Officer.

(vii)           (A)    Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser’s officers or employees.

(B)     The Sub-Adviser shall keep each Fund’s books and records required to be maintained by subparagraphs (b)(10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall (i) render to the Trust’s Board of Trustees such periodic and special reports as the Trust may reasonably request, and (ii) timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act.  The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

(C)    The Sub-Adviser shall be responsible for voting the proxies related to the Funds, provided however, the Advisor will work with the Sub-Adviser to coordinate the applicable filings related thereto.

(viii)           Sub-Adviser will not be responsible for regulatory filings (except (i) as set forth below for review and comment, or (ii) with respect to proxy voting set forth above) or FINCEN reporting.

2.       The Adviser shall continue to have responsibility for all services to be provided to each Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement.

3.       Sub-Adviser Representations

(a)	The Sub-Adviser makes the following representations to the Adviser:

(b)	The Sub-Adviser is a Colorado limited liability corporation duly registered as an investment adviser under the Advisers Act.

(c)	The Sub-Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(d)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders, Board of Directors, or other applicable governing body and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement.

(e)	The execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's certificate of incorporation or by-laws, or other applicable organizational documents, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser.

(f)	This Agreement is a valid and binding agreement of the Sub-Adviser, enforceable against it in accordance with the terms hereof.

4.       Adviser Representations

(a)	The Adviser makes the following representations to the Sub-Adviser:

(b)	The Adviser is a Colorado corporation duly registered as an investment adviser under the Advisers Act.

(c)	The Adviser will discharge its duties as investment adviser to the Fund in accordance with the applicable provisions of the 1940 Act and the Advisers Act and of the rules and regulations thereunder.

(d)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders, Board of Directors, or other applicable governing body and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement.

(e)	The execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's certificate of incorporation or by-laws, or other applicable organizational documents, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser.

(f)	This Agreement is a valid and binding agreement of the Adviser, enforceable against it in accordance with the terms hereof.

5.      The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)    Certified resolutions of the Trust’s Board of Trustees authorizing the appointment of the Sub-Adviser and approving the form of this Agreement;

(b)    Registration Statement under the 1940 Act and the Securities Act of 1933, as amended on Form N-1A (the “Registration Statement”), as filed with the Securities and Exchange Commission (the “Commission”) relating to each Fund and shares of the Fund’s beneficial shares, and all amendments thereto; and

(c)    Prospectus(es) of each Fund.

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, the Trust or the public that refers to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed upon) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Sub-Adviser by first-class mail, electronic mail or overnight delivery service, facsimile transmission equipment or hand delivery.

4.            For the services to be provided by the Sub-Adviser pursuant to this Agreement for each Fund, the Adviser will pay to the Sub-Adviser as full compensation therefore a fee at an annual rate of the Fund’s average daily net assets, as set forth in the attached Fee Schedule.  The fee will be paid to the Sub-Adviser from the Adviser’s advisory fee from each Fund.  This fee will be computed daily and paid to the Sub-Adviser monthly.

5.            The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Funds or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6.            This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act provided, however, that this Agreement may be terminated (a) by a Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (c) by the Adviser or Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties.  This Agreement shall terminate automatically in the event of its assignment.  As used in this Section 6, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7.            The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.  Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser’s partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8.            The Sub-Advisor retains the right to use the name “Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Advisor is or may become associated. The Sub-Advisor hereby grants to the Trust the right and license to use the name “Listed Private Equity”, which right and license shall automatically terminate ninety (90) days after termination of this Agreement.

9.            No Trustee or Shareholder of the Trust shall be personally liable for any debts, liabilities, obligations or expenses incurred by, or contracted for under this Agreement.

10.            No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the applicable Fund or Funds.

11.            This Agreement shall be governed by the laws of the state of Delaware without regard to the conflicts of laws provisions of that state; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.            This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original; all such counterparts shall, together, constitute only one instrument.

13.            Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.            Notice/Separate Funds.  A copy of the Agreement and Declaration of Trust is on file with the Secretary of the State of Delaware and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant Fund.  Each Fund will be regarded for all purposes hereunder as a separate party apart from each other Fund.  Unless the context otherwise requires, with respect to every transaction covered hereby, every reference herein to a Trust is deemed to relate solely to the particular Fund to which such transaction relates.  Under no circumstances will the rights, obligations or remedies with respect to a particular Fund constitute a right, obligation or remedy applicable to any other Fund.  The use of this single document to memorialize the separate agreement as to each Fund is understood to be for clerical convenience only and will not constitute any basis for joining the other Funds for any reason.

15.            Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Attention:  General Counsel

To the Sub-Adviser at:

Red Rocks Capital LLC
25188 Genesee Trail Road, Suite 250
Golden, CO 80401
Attention:  CFO

To the Trust or the Funds at:

ALPS/Red Rocks Listed Private Equity Fund
1290 Broadway, Suite 1100
Denver, CO 80203
Attention:  Secretary

with a copy to:

Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
 Denver, Colorado 80202
Attn.:  Peter H. Schwartz, Esq.

16.            Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

ALPS ADVISORS, INC., A Colorado corporation	FINANCIAL INVESTORS TRUST, a Delaware business trust, on behalf of the ALPS/Red Rocks Listed Private Equity Fund

By:	By:
Name:	Name:
Title:	Title:

RED ROCKS CAPITAL LLC,
A Colorado limited liability company

By:
Name:
Title:

FEE SCHEDULE

In consideration for the services to be performed under this Agreement, the Sub-Adviser shall receive from the Adviser an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of two-thirds (“2/3” or “66.6%”) of the management fee paid by the Fund to the Adviser of each Fund’s daily net assets during the month.

Appendix A
ALPS/Red Rocks Listed Private Equity Fund

EXHIBIT B

DATA REGARDING CURRENT AND NEW AGREEMENTS

A.	Dates of Current Agreement

	Agreement	Last approved by Board on	Last approved by Shareholders on
Current Agreement	Sub-Advisory Agreement among Financial Investors Trust (on behalf of the ALPS|Red Rocks Listed Private Equity Fund), ALPS Advisors, Inc. and Red Rocks Capital LLC, dated November 1, 2011	April 22, 2015	October 14, 2011

B.	Sub-Advisory Fee Rates Under Current and New Agreements for the Fund.

Fund	Current Agreement	New Agreement
ALPS|Red Rocks Listed Private Equity Fund	Two-thirds (“2/3” or “66.6%”) of the management fee paid by the Fund to the Adviser. Because the annual advisory fee rate payable by the Fund to ALPS Advisors is 0.85% (as a percentage of the Fund’s daily net assets), the advisory fee rate payable to Red Rocks, as calculated, is effectively 0.57% as a percentage of the Fund’s daily net assets.
Two-thirds (“2/3” or “66.6%”) of the management fee paid by the Fund to the Adviser.  Because the annual advisory fee rate payable by the Fund to ALPS Advisors is 0.85% (as a percentage of the Fund’s daily net assets), the advisory fee rate payable to Red Rocks, as calculated, is effectively 0.57% as a percentage of the Fund’s daily net assets.

C.	Payments to Red Rocks During the Fiscal Year Ending October 31, 2014.

Aggregate Advisory Fees Paid by the Fund to Red Rocks for FYE 10/31/14	Aggregate Other Payments by the Fund to Red Rocks for FYE 10/31/14	Aggregate Other Payments by the Fund to Affiliates of Red Rocks or Affiliates of Such Affiliates for FYE 10/31/14	Aggregate Payments by ALPS Advisors, Inc. to Red Rocks for FYE 10/31/14
$0	$0	$0	$1,340,680*
B-1

*Represents gross sub-advisory fees during the period.  Of this amount, $0 was waived.  In addition, $148,692 was recouped pursuant to the terms of the expense waiver/reimbursement agreement among the Trust, ALPS Advisors and Red Rocks, resulting in net sub-advisory fees of $1,489,370.

D.	Whether Red Rocks Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Fund.

ALPS|Red Rocks Listed Private Equity Fund
ALPS Advisors and Red Rocks have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement is in effect through the second anniversary of the Closing Date, which anniversary is expected to occur in the second half of 2017. ALPS Advisors and Red Rocks will be permitted to recover, on a class-by-class basis, expenses they have borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the end of the fiscal year in which the fees and expense were deferred. ALPS Advisors and the Red Rocks may not discontinue this waiver without the approval of the Fund’s Board of Trustees.

B-2

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone

	1)	Read the Proxy Statement and have the proxy card below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail

	1)	Read the Proxy Statement.
	2)	Check the appropriate boxes on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW WITH AN "X" IN BLUE OR BLACK INK AS FOLLOWS:
M93594-S32632	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

ALPS/Red Rocks Listed Private Equity Fund

				For	Against	Abstain

1.	To approve a new Investment Sub-Advisory Agreement, among Financial Investors Trust, ALPS Advisors, Inc. and Red Rocks Capital, LLC.			☐	☐	☐

Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

M93595-S32632

FINANCIAL INVESTORS TRUST
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 7, 2015

ALPS/RED ROCKS LISTED PRIVATE EQUITY PORTFOLIO

The undersigned, revoking prior proxies, hereby appoints David T. Buhler and Kimberly R. Storms, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and to vote shares of the Fund listed above (the "Fund") held in the name of the undersigned on the record date and entitled to vote at the Special Meeting of Shareholders of Financial Investors Trust (the "Trust") to be held at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on July 7, 2015, at 10:00 a.m. Mountain Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Secretary of ALPS/Red Rocks Listed Private Equity Fund at 1290 Broadway, Suite 1100, Denver, Colorado 80203, or by voting in person at the Meeting.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted "FOR" the Proposal. The proxy will be voted in accordance with the proxy holder's best judgment as to any other matters that may arise at the Special Meeting.